EXHIBIT 99.1

eSpeed Reports Second Quarter 2004 Results

Company Provides Guidance for Third Quarter and Full Year 2004

NEW YORK, NY—(BUSINESS WIRE)—August 5, 2004—eSpeed, Inc. (NASDAQ:ESPD), the leading developer of electronic trading technology, today reported results for the second quarter ended June 30, 2004.

Earnings

eSpeed reported net income of $9.0 million, or $0.16 per diluted share, for the second quarter 2004 on a Generally Accepted Accounting Principles (GAAP) basis. To reflect earnings generated from the Company's operations, eSpeed also reports operating income. For the same period, the Company reported fully taxed operating income of $9.1 million, or $0.16 per diluted share. The difference between fully taxed operating income and GAAP net income was a less than $0.1 million non-cash charge for business partner securities. For comparative purposes, eSpeed reported operating income of $8.3 million, or $0.15 per diluted share, in the second quarter of 2003.

Revenues

eSpeed's total revenues for the second quarter 2004 were $42.8 million, compared to total revenues of $39.1 million for the second quarter 2003. Second quarter 2004 fully electronic revenues were $29.2 million compared to $27.5 million in the second quarter 2003. Total revenues from Software Solutions in the second quarter 2004 were $7.6 million versus $6.1 million in the second quarter 2003.

Second quarter 2004 pre-tax operating margins were 35.0 percent versus 35.5 percent in the second quarter 2003.

Volume & Transactions

Fully electronic volume was $8.0 trillion for the second quarter 2004, compared to $7.8 trillion reported by the Company in the second quarter 2003. eSpeed's total electronic volume, including fully electronic and voice-assisted transactions, for the second quarter 2004 was $11.1 trillion, up from $10.4 trillion in the second quarter 2003. Average daily Federal Reserve US Treasury volume was $522 billion for the second quarter 2004. eSpeed had expected average daily Federal Reserve US Treasury volume to be between $515 and $520 billion for this period.

Fully electronic notional volume for new products, which eSpeed defines as mortgage-backed securities, foreign exchange, interest rate swaps, futures and repos, was $199 billion in the second quarter 2004, compared to $133 billion in the first quarter 2004. Volume for the eSpeed Equities direct access product was 102 million shares in the second quarter 2004, up from 85 million shares in the first quarter 2004.

Free Cash Flow & Cash

The Company generated free cash flow of $4.8 million for the second quarter 2004. Excluding related party receivables and payables, free cash flow for the second quarter of 2004 was $6.0 million. As of June 30, 2004, eSpeed's cash and cash equivalents was approximately $240 million.

From July 2, 2004, to date, eSpeed repurchased approximately 1.6 million shares of the Company's stock for a total of $19.5 million in cash, at an average price of $12.18 per share. Today, eSpeed's Board of Directors announced a new share repurchase authorization of $100 million, to replace the remaining $20.5 million authorization from the prior plan.

Outlook

For the third quarter 2004, eSpeed expects operating earnings to be in the range of $0.09 to $0.10 per share diluted and after-tax. This guidance is based on the Company's expectations that the average daily Federal Reserve US Treasury volume will be between $445 and $465 billion for the third quarter 2004.

eSpeed expects to generate operating revenues in excess of $163 million and expects its pre-tax operating margins to be in excess of 30 percent for the full year 2004. Operating earnings after tax for 2004 are expected to be in a range of $0.53 to $0.55 per diluted share. This guidance is based on the Company's expectations that average daily Federal Reserve US Treasury volume will be between $480 and $490 billion for the full year 2004.

Howard W. Lutnick, Chairman and CEO of eSpeed, commented, "For the remainder of 2004, eSpeed will focus on growing volume and revenue in our core business, adding clients in new products by aggressively investing in our sales efforts, and rolling out additional proprietary software enhancements. We remain confident and committed to our long term strategy and the growth of our Company in 2005."

Non-GAAP Financial Measures

To supplement eSpeed's consolidated financial statements presented in accordance with GAAP and to better reflect the Company's quarter-over-quarter and comparative year-over-year operating performance, eSpeed uses non-GAAP financial measures of revenues, net income and earnings per share, which are adjusted to exclude certain non-operating expenses and gains. In addition, the Company provides a computation of free cash flows. These non-GAAP financial measurements do not replace the presentation of eSpeed's GAAP financial results but are provided to improve overall understanding of the Company's current financial performance and its prospects for the future. Specifically, eSpeed believes the non-GAAP financial results provide useful information to both management and investors regarding certain additional financial and business trends relating to the Company's financial condition and results from operations. In addition, eSpeed's management uses these measures for reviewing the Company's financial results and evaluating eSpeed's financial performance. In the second quarter 2004, the difference between GAAP net income and non-GAAP net operating income was less than $0.1 million.

About eSpeed, Inc.

eSpeed, Inc. (NASDAQ: ESPD), is the leader in developing and deploying electronic marketplaces and related trading technology that offers traders access to the most liquid, efficient and neutral financial markets in the world. eSpeed operates multiple buyer, multiple seller real-time electronic marketplaces for the global capital markets, including the world's largest government bond markets and other fixed income and equities marketplaces. eSpeed's suite of marketplace tools provides end-to-end transaction solutions for the purchase and sale of financial and non-financial products over eSpeed's global private network or via the Internet. eSpeed's neutral platform, reliable network, straight-through processing and superior products make it the trusted source for electronic trading at the world's largest fixed income and foreign exchange trading firms and major exchanges. To learn more, please visit www.espeed.com.

Statements contained in this Press Release, which are not historical facts, are forward-looking statements, as the term is defined in the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to risks and uncertainties which could cause actual results to differ materially from those currently anticipated due to a number of factors, which include, but are not limited to: the effects of the attacks on the World Trade Center, market volatility, the limited operating history of eSpeed, Inc., and its ability to enter into marketing and strategic alliances, to effectively manage its growth, to expand the use of its electronic systems and to induce clients to use its marketplaces and services, and other factors that are discussed in eSpeed's Annual Report on Form 10-K, filed with the Securities and Exchange Commission.

Contacts:

Investors:
Maureen Murphy
212.610.2430

Media:
Tom Ryan
212.610.2425

eSpeed, Inc. and Subsidiaries
CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION
(In thousands, except share data)

	June 30, 2004	December 31, 2003
	(Unaudited)
Assets
Cash and cash equivalents	$34,115	$55,318
Reverse repurchase agreements with related parties	205,483	173,182
Total cash and cash equivalents	239,598	228,500
Fixed assets, net	44,012	34,467
Investments	12,355	11,449
Intangible assets, net	18,821	18,927
Receivable from related parties	1,125	1,518
Other assets	2,687	2,707
Total assets	$318,598	$297,568

Liabilities and Stockholders' Equity
Liabilities:
Payable to related parties	$3,557	$6,323
Accounts payable and accrued liabilities	20,282	19,560
Total liabilities	23,839	25,883

Stockholders' Equity:
Preferred stock, par value $0.01 per share; 50,000,000 shares authorized, 600 and 8,000,600 shares issued and outstanding at June 30, 2004 and December 31, 2003, respectively	—	80
Class A common stock, par value $.01 per share; 200,000,000 shares authorized; 32,471,603 and 30,953,867 shares issued at June 30, 2004 and December 31, 2003, respectively	324	310
Class B common stock, par value $.01 per share; 100,000,000 shares authorized; 23,889,270 and 25,139,270 shares issued and outstanding at June 30, 2004 and December 31, 2003, respectively	239	251
Additional paid-in capital	290,420	287,593
Unamortized expense of business partner and non-employee securities	(606)	(1,192)
Treasury stock, at cost: 186,399 shares of Class A common June 30, 2004 and December 31, 2003, respectively	(2,094)	(2,094)
Retained earnings (accumulated deficit)	6,476	(13,263)
Total stockholders' equity	294,759	271,685
Total liabilities and stockholders' equity	$318,598	$297,568

eSpeed, Inc. and Subsidiaries
CONSOLIDATED STATEMENTS OF INCOME IN ACCORDANCE WITH GAAP (unaudited)
(in thousands, except per share data)

	Three Months Ended June 30,		Six Months Ended June 30,
	2004	2003	2004	2003
Revenues:
Transaction revenues with related parties
Fully electronic transactions	$29,154	$27,538	$59,681	$50,048
Voice-assisted brokerage transactions	5,190	4,645	11,216	9,806
Screen-assisted open outcry transactions	158	243	389	292
Total transaction revenues with related parties	34,502	32,426	71,286	60,146
Software Solutions fees from related parties	4,475	3,881	8,587	7,530
Software Solutions and licensing fees from unrelated parties	3,107	2,209	6,105	4,341
Interest income	761	563	1,505	1,105
Total revenues	42,845	39,079	87,483	73,122
Expenses:
Compensation and employee benefits	9,768	9,239	19,083	18,083
Occupancy and equipment
Amortization of software development costs	2,396	1,832	4,651	3,510
Other occupancy and equipment	6,073	5,739	12,300	11,238
Professional and consulting fees	865	863	1,798	1,974
Communications and client networks	1,595	1,714	3,208	3,309
Marketing	379	408	765	742
Administrative fees to related parties	3,212	2,590	6,169	5,168
Amortization of business partner and non-employee securities	142	362	586	1,067
Other	3,569	2,830	6,516	5,149
Total expenses	27,999	25,577	55,076	50,240
Income before income tax provision	14,846	13,502	32,407	22,882
Income tax provision	5,805	5,400	12,671	5,305
Net income	$9,041	$8,102	$19,736	$17,577
Per share data:
Basic earnings per share	$0.16	$0.15	$0.35	$0.32
Diluted earnings per share	$0.16	$0.14	$0.34	$0.31
Basic weighted average shares of common stock outstanding	56,153	55,056	56,114	55,076
Diluted weighted average shares of common stock outstanding	57,958	56,447	58,161	56,819

eSpeed, Inc. and Subsidiaries
CONSOLIDATED STATEMENTS OF INCOME (unaudited)
(in thousands, except per share data)

	Three Months Ended June 30,		Six Months Ended June 30,
	2004	2003	2004	2003
Revenues:
Transaction revenues with related parties
Fully electronic transactions	$29,154	$27,538	$59,681	$50,048
Voice-assisted brokerage transactions	5,190	4,645	11,216	9,806
Screen-assisted open outcry transactions	158	243	389	292
Total transaction revenues with related parties	34,502	32,426	71,286	60,146
Software Solutions fees from related parties	4,475	3,881	8,587	7,530
Software Solutions and licensing fees from unrelated parties	3,107	2,209	6,105	4,341
Interest income	761	563	1,505	1,105
Total revenues	42,845	39,079	87,483	73,122
Expenses:
Compensation and employee benefits	9,768	9,239	19,083	18,083
Occupancy and equipment
Amortization of software development costs	2,396	1,832	4,651	3,510
Other occupancy and equipment	6,073	5,739	12,300	11,238
Professional and consulting fees	865	863	1,798	1,974
Communications and client networks	1,595	1,714	3,208	3,309
Marketing	379	408	765	742
Administrative fees to related parties	3,212	2,590	6,169	5,168
Other	3,569	2,830	6,516	5,149
Total operating expenses	27,857	25,215	54,490	49,173
Pre-tax operating income	14,988	13,864	32,993	23,949
Income tax provision	5,860	5,545	12,899	5,450
Net operating income	9,128	8,319	20,094	18,499
Non-operating loss:
Amortization of business partner and non-employee securities, net of tax	(87)	(217)	(358)	(922)
Total non-operating loss	(87)	(217)	(358)	(922)
GAAP net income	$9,041	$8,102	$19,736	$17,577
Per share data:
Basic pre-tax operating income per share	$0.27	$0.25	$0.59	$0.43
Basic tax provision per share	$(0.10)	$(0.10)	$(0.23)	$(0.10)
Basic net operating income per share	$0.16	$0.15	$0.36	$0.34
Basic non-operating loss per share	$(0.00)	$(0.00)	$(0.01)	$(0.02)
Basic GAAP earnings per share	$0.16	$0.15	$0.35	$0.32
Diluted pre-tax operating income per share	$0.26	$0.25	$0.57	$0.42
Diluted tax provision per share	$(0.10)	$(0.10)	$(0.22)	$(0.10)
Diluted net operating income per share	$0.16	$0.15	$0.35	$0.33
Diluted non-operating loss per share	$(0.00)	$(0.00)	$(0.01)	$(0.02)
Diluted GAAP earnings per share	$0.16	$0.14	$0.34	$0.31
Basic weighted average shares of common stock outstanding	56,153	55,056	56,114	55,076
Diluted weighted average shares of common stock outstanding	57,958	56,447	58,161	56,819
Additional data:
Pre-tax operating margin	35.0%	35.5%	37.7%	32.8%

eSpeed, Inc. & Subsidiaries
COMPUTATION OF CONSOLIDATED FREE CASH FLOWS (unaudited)
(in thousands)

	Three Months Ended June 30,		Six Months Ended June 30,
	2004	2003	2004	2003
Pre-tax operating income	$14,988	$13,864	$32,993	$23,949
Depreciation and amortization	5,755	4,477	11,131	8,440
Other non-cash items	69	36	70	169
Pre-tax operating income adjusted for depreciation, amortization and other	20,812	18,377	44,194	32,558
Income tax provision on operating income	(5,860)	(5,545)	(12,899)	(5,450)
Income tax benefit on non-operating loss	55	145	228	145
Deferred income tax expense	545	2,553	608	2,553
Tax benefit from stock option and warrant exercises	144	1,332	935	1,332
Income taxes paid	9,585	63	11,186	63
Decrease (increase) in current income tax payable	4,469	(1,452)	58	(1,357)
Changes in related party receivable and payable, net	1,124	9,686	(2,373)	(11,254)
Changes in other operating assets and liabilities, net	(11,868)	3,148	(12,547)	(189)
Net cash provided by operating activities	14,537	29,759	29,332	19,758

Purchase of fixed assets	(2,104)	(1,266)	(9,330)	(1,902)
Sale of fixed assets	—	—	—	2,752
Capitalization of software development costs	(4,551)	(3,209)	(8,447)	(6,413)
Capitalization of patent defense and registration costs	(1,923)	(2,367)	(2,800)	(2,653)
Purchase of investment	—	—	(360)	—
Free cash flows	5,959	22,917	8,395	11,542
Related party receivable and payable, net	(1,124)	(9,686)	2,373	11,254
Free cash flows, net of related party activity	$4,835	$13,231	$10,768	$22,796

eSpeed, Inc. & Subsidiaries
CONSOLIDATED STATEMENTS OF CASH FLOWS (unaudited)
(in thousands)

	Three Months Ended June 30,		Six Months Ended June 30,
	2004	2003	2004	2003
Cash flows from operating activities:
Net income	$9,041	$8,102	$19,736	$17,577
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	5,755	4,477	11,131	8,440
Amortization of business partner and non-employee securities	142	362	586	1,067
Equity in net loss of unconsolidated investments	39	6	10	39
Deferred income tax expense	545	2,553	608	2,553
Tax benefit from stock option and warrant exercises	144	1,332	935	1,332
Issuance of securities under employee benefit plan	30	30	60	130

Changes in operating assets and liabilities:
Receivable from related parties	(369)	9,261	393	4,450
Other assets	(29)	(542)	(1,479)	(1,721)
Payable to related parties	1,493	425	(2,766)	(15,704)
Accounts payable and accrued expenses	(2,254)	3,753	118	1,595
Net cash provided by operating activities	14,537	29,759	29,332	19,758

Cash flows from investing activities:
Purchase of fixed assets	(2,104)	(1,266)	(9,330)	(1,902)
Sale of premises and equipment		—		2,752
Capitalization of software development costs	(4,551)	(3,209)	(8,447)	(6,413)
Capitalization of patent defense and registration costs	(1,923)	(2,367)	(2,800)	(2,653)
Purchase of investment	—		(360)
Net cash used in investing activities	(8,578)	(6,842)	(20,937)	(8,216)

Cash flows from financing activities:
Repurchase of Class A common stock		—		(1,872)
Proceeds from exercises of stock options and warrants	258	616	1,753	979
Receivable from broker on stock option exercises	393	—	950	0
Net cash provided by (used in) financing activities	651	616	2,703	(893)
Net increase in cash and cash equivalents	6,610	23,533	11,098	10,649
Cash and cash equivalents at beginning of period	232,988	175,115	228,500	187,999
Cash and cash equivalents at end of period	$239,598	$198,648	$239,598	$198,648

eSpeed, Inc. and Subsidiaries
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES TO GAAP (unaudited)
(in thousands)

	Three Months Ended June 30,		Six Months Ended June 30,
	2004	2003	2004	2003
Revenues	$42,845	$39,079	$87,483	$73,122
GAAP revenues	$42,845	$39,079	$87,483	$73,122

Operating expenses	$27,857	$25,215	$54,490	$49,173
Amortization of business partner and non-employee securities [a]	142	362	586	1,067
GAAP expenses	$27,999	$25,577	$55,076	$50,240

Pre-tax operating income	$14,988	$13,864	$32,993	$23,949
Sum of reconciling items = - [a]	(142)	(362)	(586)	(1,067)
GAAP income before income tax provision	$14,846	$13,502	$32,407	$22,882

Income tax provision	$5,860	$5,545	$12,899	$5,450
Income tax benefit on non-operating loss [b]	(55)	(145)	(228)	(145)
GAAP income tax provision	$5,805	$5,400	$12,671	$5,305

Net operating income	$9,128	$8,319	$20,094	$18,499
Sum of reconciling items = [a] + [b]	(87)	(217)	(358)	(922)
GAAP net income	$9,041	$8,102	$19,736	$17,577

eSpeed, Inc. and Subsidiaries
Quarterly Market Activity Report

						% Change	% Change
	2Q03	3Q03	4Q03**	1Q04	2Q04	2Q04 vs 1Q04	2Q04 vs 2Q03
Volume (in billions)
Fully Electronic Volume - Excluding New Products	7,781	9,610	7,535	8,209	7,791	(5.1%)	0.1%
Fully Electronic Volume - New Products*	N/A	N/A	21	133	199	49.8%	—
Voice-Assisted Volume	2,662	2,825	2,756	3,586	3,070	(14.4%)	15.3%
Total Electronic Volume	10,443	12,435	10,312	11,928	11,061	(7.3%)	5.9%

Electronic Transaction Count
Fully Electronic Transactions - Excluding New Products	1,194,625	1,465,263	1,208,331	1,264,612	1,252,654	(0.9%)	4.9%
Fully Electronic Transactions - New Products*	N/A	N/A	6,242	23,996	38,369	59.9%	—
Voice-Assisted Transactions	148,223	157,901	149,181	175,036	165,906	(5.2%)	11.9%
Total Transactions	1,342,848	1,623,164	1,363,754	1,463,644	1,456,929	(0.5%)	8.5%
eSpeed Equities Direct Access (Number of Shares Traded In Millions)	N/A	N/A	56	85	102	19.6%	—
Trading Days	63	64	62	62	62

*	New Products defined as Mortgage-Backed Securities, Foreign Exchange, Interest Rate Swaps, Repos and Futures. CBOT Futures volume calculated based on per contract notional value of $200,000 for the two year contract and $100,000 for all others.

**	Modification in our calculation based on recognition of new product volume.

Global Interest Rate Futures Volume (1)
CBOT - US Treasury Contracts	71,290,686	83,851,953	72,558,944	85,432,539	97,809,197	14.5%	37.2%
CME - Euro $ Contracts	55,958,592	56,273,797	52,414,323	59,434,778	80,289,683	35.1%	43.5%
EUREX - Bund Contracts	63,455,364	63,377,019	51,717,399	62,145,662	57,280,434	(7.8%)	(9.7%)

Fed UST Volume (in billions) (2)
UST Volume	28,319	30,590	26,189	29,843	32,379	8.5%	14.3%
Average Daily UST Volume	450	478	422	481	522	8.5%	16.2%

NYSE - Volume (shares traded) - in millions (3)	92,981	87,303	85,529	95,386	90,818	(4.8%)	(2.3%)
Transaction Value - in millions	2,497,359	2,475,689	2,546,235	2,970,628	2,881,358	(3.0%)	15.4%

NASDAQ - Volume (shares traded) - in millions (4)	112,524	110,672	112,636	126,314	108,328	(14.2%)	(3.7%)
Transaction Value - in millions	1,739,506	1,896,887	2,030,335	2,312,291	2,120,171	(8.3%)	21.9%

Sources: (1)	Futures Industry Association - Monthly Volume Report - (www.cbot.com, www.cme.com, www.eurexchange.com)

(2)	www.ny.frb.org/pihome/statistics/dealer - Federal Reserve Bank

(3)	NYSE - www.nyse.com

(4)	NASDAQ - www.marketdata.nasdaq.com

Fiscal Year 2003	Jan'03	Feb'03	Mar'03	Apr'03	May'03	Jun'03

Volume Data (in billions)
Fully Electronic	2,309	1,906	2,564	2,070	2,871	2,840
Voice	864	810	917	761	956	944
Total	3,173	2,716	3,481	2,831	3,827	3,784

Transaction Count
Fully Electronic	370,992	305,296	403,307	338,281	425,213	431,131
Voice	49,801	48,449	53,520	44,767	49,946	53,510
Total	420,793	353,745	456,827	383,048	475,159	484,641

Trading Days	21	19	21	21	21	21

Fiscal Year 2004	Jan'04	Feb'04	Mar'04	Apr'04	May'04	Jun'04

Volume Data (in billions)
Fully Electronic	2,982	2,464	2,897	2,912	2,550	2,528
Voice	1,144	1,146	1,296	1,058	1,019	994
Total	4,126	3,610	4,192	3,970	3,569	3,522

Transaction Count
Fully Electronic	449,197	379,084	460,327	460,211	417,503	413,309
Voice	57,178	54,485	63,373	56,948	55,533	53,425
Total	506,375	433,569	523,700	517,159	473,036	466,734
Trading Days	20	19	23	21	20	21

Trading Days
2004
Q1	Q2	Q3	Q4
62	62	64	62

2003
Q1	Q2	Q3	Q4
61	63	64	62